Exhibit 99.1

Press Release — For Immediate Release
October 24, 2019

Penns Woods Bancorp, Inc. Reports Third Quarter 2019 Earnings

Williamsport, PA — October 24, 2019 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by deposit growth, achieved net income of $12.8 million for the nine months ended September 30, 2019, resulting in basic and diluted earnings per share of $1.82.

Highlights

•
Net income, as reported under GAAP, for the three and nine months ended September 30, 2019 was $4.7 million and $12.8 million, compared to $3.8 million and $10.5 million for the same periods of 2018. Results for the three and nine months ended September 30, 2019 compared to 2018 were impacted by an increase in after-tax securities gains of $153,000 (from a loss of $19,000 to a gain of $134,000) for the three month periods and $244,000 (from a loss of $39,000 to a gain of $205,000) for the nine month periods.

•
Basic and diluted earnings per share for the three and nine months ended September 30, 2019 were $0.66 and $1.82, respectively, an increase in basic and diluted earnings per share of $0.12 and $0.33 as compared to the three and nine months ended September 30, 2018.

•
Return on average assets was 1.10% for the three months ended September 30, 2019, compared to 0.96% for the corresponding period of 2018. Return on average assets was 1.02% for the nine months ended September 30, 2019, compared to 0.91% for the corresponding period of 2018.

•
Return on average equity was 12.18% for the three months ended September 30, 2019, compared to 10.94% for the corresponding period of 2018. Return on average equity was 11.69% for the nine months ended September 30, 2019, compared to 10.19% for the corresponding period of 2018.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $4.5 million for the three months ended September 30, 2019 compared to $3.8 million for the same period of 2018. Core earnings increased to $12.6 million for the nine months ended September 30, 2019, compared to $10.6 million for the same period of 2018. Core earnings per share for the three months ended September 30, 2019 was $0.64 basic and diluted, an increase from $0.54 basic and diluted core earnings per share for the same period of 2018. Core earnings per share for the nine months ended September 30, 2019 was $1.80 basic and diluted, compared to $1.50 basic and diluted for the same period of 2018. Core return on average assets and core return on average equity were 1.07% and 11.82% for the three months ended September 30, 2019, compared to 0.96% and 10.99% for the corresponding period of 2018. Core return on average assets and core return on average equity were 1.01% and 11.49% for the nine months ended September 30, 2019 compared to 0.91% and 10.23% for the corresponding period of 2018. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2019 was 3.32% and 3.34%, compared to 3.30% and 3.31% for the corresponding periods of 2018. The increase in the net interest margin was driven by an increase in the yield on earning assets of 29 and 37 basis points ("bps") for the three and nine month periods. The impact of the increase in yield on earning assets was limited by the increase in rate paid on interest-bearing liabilities of 36 bps and 41 bps for the three and nine month periods. The increase in the yield on earning assets was driven by an increase in the loan portfolio yield in conjunction with an increase in the average loan portfolio of $31.3 million and $79.3 million, respectively. The loan growth for the three and nine month periods was primarily funded by an increase in average total interest-bearing deposits of $112.9 million and $98.2 million, respectively.

Assets

Total assets increased $2.7 million to $1.7 billion at September 30, 2019 compared to September 30, 2018.  Net loans decreased $5.0 million to $1.4 billion at September 30, 2019 compared to September 30, 2018, as the municipal loan portfolio decreased and the indirect auto lending portfolio remained constant. The investment portfolio increased $15.8 million from September 30, 2018 to September 30, 2019 due to increases in the taxable municipal portfolio.

Non-performing Loans

The ratio of non-performing loans to total loans ratio increased to 1.26% at September 30, 2019 from 0.64% at September 30, 2018 as non-performing loans have increased to $17.2 million at September 30, 2019 from $8.7 million at September 30, 2018 primarily due to a commercial loan relationship that became non-performing during the fourth quarter of 2018. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $112,000 and $623,000 for the three and nine months ended September 30, 2019 minimally impacted the allowance for loan losses, which was 1.04% of total loans at September 30, 2019. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $121.9 million to $1.3 billion at September 30, 2019 compared to September 30, 2018. Noninterest-bearing deposits increased $14.2 million to $327.3 million at September 30, 2019 compared to September 30, 2018.  Driving deposit growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. Deposit gathering efforts have centered on core deposits as building customer relationships remains the focus. The time deposit portfolio has increased as time deposits have been used as a customer attraction tool. The increase in deposits has resulted in a significant reduction in the use of short-term borrowings.

Shareholders’ Equity

Shareholders’ equity increased $14.5 million to $155.1 million at September 30, 2019 compared to September 30, 2018. The change in accumulated other comprehensive loss from $7.5 million at September 30, 2018 to $1.9 million at September 30, 2019 is a result of an increase in unrealized gains on available for sale securities (from an unrealized loss of $2.7 million at September 30, 2018 to an unrealized gain of $3.3 million at September 30, 2019). The amount of accumulated other comprehensive loss at September 30, 2019 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan, resulting in an increase in the net loss of $345,000. The current level of shareholders’ equity equates to a book value per share of $22.03 at September 30, 2019 compared to $19.97 at September 30, 2018, and an equity to asset ratio of 9.27% at September 30, 2019 compared to 8.41% at September 30, 2018. Dividends declared for the nine months ended September 30, 2019 and 2018 were $0.94 per share.

On September 30, 2019, the Company completed a three-for-two stock split (the “Stock Split”) of the Company’s common stock. As a result of the Stock Split, effective at 11:59 p.m. on September 30, 2019, each share of the Company’s common stock issued at that time was changed into one and one-half shares of the Company’s common stock with a stated par value of $5.55 per share. All share and per share amounts in this release, including in the accompanying financial statements and information, have been restated for all periods presented to give retroactive effect to the Stock Split.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC, a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2019	2018	% Change
ASSETS:
Noninterest-bearing balances	$25,990	$33,675	(22.82)%
Interest-bearing balances in other financial institutions	31,351	38,672	(18.93)%
Total cash and cash equivalents	57,341	72,347	(20.74)%

Investment debt securities, available for sale, at fair value	149,075	128,905	15.65%
Investment equity securities, at fair value	1,820	1,902	(4.31)%
Investment securities, trading	47	45	4.44%
Restricted investment in bank stock, at fair value	13,502	17,834	(24.29)%
Loans held for sale	1,868	3,727	(49.88)%
Loans	1,364,984	1,369,105	(0.30)%
Allowance for loan losses	(14,249)	(13,343)	6.79%
Loans, net	1,350,735	1,355,762	(0.37)%
Premises and equipment, net	33,366	27,361	21.95%
Accrued interest receivable	5,267	5,353	(1.61)%
Bank-owned life insurance	29,107	28,472	2.23%
Goodwill	17,104	17,104	—%
Intangibles	960	1,233	(22.14)%
Operating lease right of use asset	4,217	—	n/a
Deferred tax asset	3,744	5,310	(29.49)%
Other assets	4,942	4,993	(1.02)%
TOTAL ASSETS	$1,673,095	$1,670,348	0.16%

LIABILITIES:
Interest-bearing deposits	$1,005,078	$897,366	12.00%
Noninterest-bearing deposits	327,329	313,111	4.54%
Total deposits	1,332,407	1,210,477	10.07%

Short-term borrowings	5,987	164,465	(96.36)%
Long-term borrowings	162,290	138,970	16.78%
Accrued interest payable	1,666	1,051	58.52%
Operating lease liability	4,228	—	n/a
Other liabilities	11,437	14,846	(22.96)%
TOTAL LIABILITIES	1,518,015	1,529,809	(0.77)%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,517,796 and 7,516,594 shares issued; 7,037,571 and 7,036,369 shares outstanding	41,777	41,757	0.05%
Additional paid-in capital	51,290	50,577	1.41%
Retained earnings	76,009	67,802	12.10%
Accumulated other comprehensive loss:
Net unrealized gain (loss) on available for sale securities	3,266	(2,663)	222.64%
Defined benefit plan	(5,165)	(4,820)	(7.16)%
Treasury stock at cost, 480,225	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	155,062	140,538	10.33%
Non-controlling interest	18	1	1,700.00%
TOTAL SHAREHOLDERS' EQUITY	155,080	140,539	10.35%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,673,095	$1,670,348	0.16%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2019	2018	% Change	2019	2018	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$15,426	$13,982	10.33%	$45,595	$39,172	16.40%
Investment securities:
Taxable	998	713	39.97%	2,899	1,898	52.74%
Tax-exempt	167	207	(19.32)%	520	678	(23.30)%
Dividend and other interest income	493	296	66.55%	1,345	762	76.51%
TOTAL INTEREST AND DIVIDEND INCOME	17,084	15,198	12.41%	50,359	42,510	18.46%

INTEREST EXPENSE:
Deposits	3,165	1,659	90.78%	8,336	4,371	90.71%
Short-term borrowings	7	528	(98.67)%	790	1,004	(21.31)%
Long-term borrowings	1,009	756	33.47%	2,739	2,024	35.33%
TOTAL INTEREST EXPENSE	4,181	2,943	42.07%	11,865	7,399	60.36%

NET INTEREST INCOME	12,903	12,255	5.29%	38,494	35,111	9.64%

PROVISION FOR LOAN LOSSES	360	480	(25.00)%	1,035	975	6.15%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,543	11,775	6.52%	37,459	34,136	9.73%

NON-INTEREST INCOME:
Service charges	622	645	(3.57)%	1,776	1,788	(0.67)%
Debt securities gains (losses), available for sale	189	(22)	959.09%	200	(17)	1,276.47%
Equity securities (losses) gains	(21)	(16)	(31.25)%	44	(44)	200.00%
Securities gains, trading	2	14	(85.71)%	15	12	25.00%
Bank-owned life insurance	143	165	(13.33)%	434	496	(12.50)%
Gain on sale of loans	583	398	46.48%	1,246	1,053	18.33%
Insurance commissions	93	85	9.41%	346	266	30.08%
Brokerage commissions	353	340	3.82%	1,032	1,013	1.88%
Debit card income	333	359	(7.24)%	1,032	1,065	(3.10)%
Other	525	621	(15.46)%	1,420	1,400	1.43%
TOTAL NON-INTEREST INCOME	2,822	2,589	9.00%	7,545	7,032	7.30%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,488	5,420	1.25%	16,512	15,387	7.31%
Occupancy	638	640	(0.31)%	2,085	2,080	0.24%
Furniture and equipment	885	780	13.46%	2,421	2,328	3.99%
Software amortization	234	208	12.50%	629	504	24.80%
Pennsylvania shares tax	285	278	2.52%	863	833	3.60%
Professional fees	585	459	27.45%	1,834	1,674	9.56%
Federal Deposit Insurance Corporation deposit insurance	—	237	(100.00)%	504	639	(21.13)%
Marketing	98	245	(60.00)%	233	764	(69.50)%
Intangible amortization	62	71	(12.68)%	202	229	(11.79)%
Other	1,266	1,343	(5.73)%	4,131	4,037	2.33%
TOTAL NON-INTEREST EXPENSE	9,541	9,681	(1.45)%	29,414	28,475	3.30%
INCOME BEFORE INCOME TAX PROVISION	5,824	4,683	24.36%	15,590	12,693	22.82%
INCOME TAX PROVISION	1,170	857	36.52%	2,741	2,179	25.79%
NET INCOME	$4,654	$3,826	21.64%	$12,849	$10,514	22.21%
Earnings attributable to noncontrolling interest	4	—	n/a	10	(1)	(1,100.00)%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$4,650	$3,826	21.54%	$12,839	$10,515	22.10%
EARNINGS PER SHARE - BASIC	$0.66	$0.54	22.22%	$1.82	$1.49	22.15%
EARNINGS PER SHARE - DILUTED	$0.66	$0.54	22.22%	$1.82	$1.49	22.15%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,037,055	7,035,840	0.02%	7,036,181	7,034,940	0.02%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,037,055	7,035,840	0.02%	7,036,181	7,034,940	0.02%
DIVIDENDS DECLARED PER SHARE	$0.31	$0.31	—%	$0.94	$0.94	—%

	Three Months Ended
	September 30, 2019			September 30, 2018
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$66,617	$505	3.04%	$75,182	$559	2.95%
All other loans	1,317,964	15,027	4.57%	1,278,149	13,541	4.20%
Total loans	1,384,581	15,532	4.50%	1,353,331	14,100	4.13%

Taxable securities	137,394	1,284	3.79%	104,321	991	3.80%
Tax-exempt securities	25,769	211	3.32%	34,444	262	3.04%
Total securities	163,163	1,495	3.72%	138,765	1,253	3.61%

Interest-bearing deposits	36,853	207	2.25%	3,403	18	2.10%

Total interest-earning assets	1,584,597	17,234	4.37%	1,495,499	15,371	4.08%

Other assets	101,318			99,132

TOTAL ASSETS	$1,685,915			$1,594,631

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$169,628	66	0.16%	$166,181	17	0.04%
Super Now deposits	232,918	481	0.83%	225,677	264	0.46%
Money market deposits	237,362	581	0.98%	241,977	314	0.51%
Time deposits	370,229	2,037	2.21%	263,399	1,064	1.60%
Total interest-bearing deposits	1,010,137	3,165	1.26%	897,234	1,659	0.73%

Short-term borrowings	7,990	7	0.35%	99,867	528	2.07%
Long-term borrowings	169,017	1,009	2.26%	134,731	756	2.19%
Total borrowings	177,007	1,016	2.18%	234,598	1,284	2.14%

Total interest-bearing liabilities	1,187,144	4,181	1.39%	1,131,832	2,943	1.03%

Demand deposits	324,940			305,707
Other liabilities	21,151			17,156
Shareholders’ equity	152,680			139,936

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,685,915			$1,594,631
Interest rate spread			2.98%			3.05%
Net interest income/margin		$13,053	3.32%		$12,428	3.30%

	Three Months Ended September 30,
	2019	2018
Total interest income	$17,084	$15,198
Total interest expense	4,181	2,943
Net interest income	12,903	12,255
Tax equivalent adjustment	150	173
Net interest income (fully taxable equivalent)	$13,053	$12,428

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Nine Months Ended
	September 30, 2019			September 30, 2018
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$69,973	$1,592	3.04%	$75,389	$1,689	2.99%
All other loans	1,315,022	44,337	4.51%	1,230,313	37,838	4.11%
Total loans	1,384,995	45,929	4.43%	1,305,702	39,527	4.05%

Taxable securities	131,451	3,934	4.05%	93,944	2,621	3.72%
Tax-exempt securities	26,813	658	3.32%	38,940	858	2.94%
Total securities	158,264	4,592	3.92%	132,884	3,479	3.49%

Interest-bearing deposits	18,050	310	2.30%	2,872	39	1.82%

Total interest-earning assets	1,561,309	50,831	4.36%	1,441,458	43,045	3.99%

Other assets	109,278			97,930

TOTAL ASSETS	$1,670,587			$1,539,388

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$168,909	147	0.12%	$164,828	49	0.04%
Super Now deposits	236,965	1,313	0.74%	229,159	713	0.42%
Money market deposits	242,630	1,649	0.91%	240,751	814	0.45%
Time deposits	335,456	5,227	2.08%	251,071	2,795	1.49%
Total interest-bearing deposits	983,960	8,336	1.13%	885,809	4,371	0.66%

Short-term borrowings	45,046	790	2.34%	72,873	1,004	1.82%
Long-term borrowings	153,684	2,739	2.24%	124,483	2,024	2.14%
Total borrowings	198,730	3,529	2.26%	197,356	3,028	2.02%

Total interest-bearing liabilities	1,182,690	11,865	1.32%	1,083,165	7,399	0.91%

Demand deposits	318,602			300,604
Other liabilities	22,705			18,070
Shareholders’ equity	146,590			137,549

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,670,587			$1,539,388
Interest rate spread			3.04%			3.08%
Net interest income/margin		$38,966	3.34%		$35,646	3.31%

	Nine Months Ended September 30,
	2019	2018
Total interest income	$50,359	$42,510
Total interest expense	11,865	7,399
Net interest income	38,494	35,111
Tax equivalent adjustment	472	535
Net interest income (fully taxable equivalent)	$38,966	$35,646

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Operating Data
Net income	$4,650	$4,245	$3,944	$4,189	$3,826
Net interest income	12,903	12,913	12,678	12,699	12,255
Provision for loan losses	360	315	360	760	480
Net security gains (losses)	170	23	66	(165)	(24)
Non-interest income, ex. net security gains (losses)	2,652	2,446	2,188	2,594	2,613
Non-interest expense	9,541	10,059	9,814	9,532	9,681

Performance Statistics
Net interest margin	3.32%	3.39%	3.37%	3.33%	3.30%
Annualized return on average assets	1.10%	1.02%	0.95%	1.02%	0.96%
Annualized return on average equity	12.18%	11.42%	10.93%	11.77%	10.94%
Annualized net loan charge-offs to average loans	0.03%	0.03%	0.12%	0.08%	0.05%
Net charge-offs	112	106	405	266	171
Efficiency ratio	61.0%	65.0%	65.5%	61.9%	64.6%

Per Share Data
Basic earnings per share	$0.66	$0.61	$0.56	$0.59	$0.55
Diluted earnings per share	0.66	0.61	0.56	0.59	0.55
Dividend declared per share	0.31	0.31	0.31	0.31	0.31
Book value	22.03	21.53	20.89	20.39	19.97
Common stock price:
High	30.93	30.17	29.67	29.45	30.85
Low	26.87	26.03	23.23	25.77	28.81
Close	30.83	30.17	27.40	26.83	28.97
Weighted average common shares:
Basic	7,037	7,038	7,038	7,037	7,037
Fully Diluted	7,037	7,038	7,038	7,037	7,037
End-of-period common shares:
Issued	7,518	7,518	7,518	7,518	7,517
Treasury	480	480	480	480	480

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Financial Condition Data:
General
Total assets	$1,673,095	$1,711,500	$1,704,708	$1,684,771	$1,670,348
Loans, net	1,350,735	1,365,284	1,370,678	1,370,920	1,355,762
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	960	1,022	1,091	1,162	1,233
Total deposits	1,332,407	1,327,086	1,309,061	1,219,903	1,210,477
Noninterest-bearing	327,329	322,755	321,657	320,814	313,111
Savings	171,370	171,992	170,005	166,063	164,449
NOW	219,466	238,410	253,475	207,819	223,963
Money Market	239,926	238,352	244,753	238,596	238,131
Time Deposits	374,316	355,577	319,171	286,611	270,823
Total interest-bearing deposits	1,005,078	1,004,331	987,404	899,089	897,366

Core deposits*	958,091	971,509	989,890	933,292	939,654
Shareholders’ equity	155,062	151,527	147,026	143,536	140,538

Asset Quality
Non-performing loans	$17,208	$15,383	$15,794	$16,572	$8,739
Non-performing loans to total assets	1.03%	0.90%	0.93%	0.98%	0.52%
Allowance for loan losses	14,249	14,001	13,792	13,837	13,343
Allowance for loan losses to total loans	1.04%	1.02%	1.00%	1.00%	0.97%
Allowance for loan losses to non-performing loans	82.80%	91.02%	87.32%	83.50%	152.68%
Non-performing loans to total loans	1.26%	1.12%	1.14%	1.20%	0.64%

Capitalization
Shareholders’ equity to total assets	9.27%	8.85%	8.62%	8.52%	8.41%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Thousands, Except Per Share Data)	2019	2018	2019	2018
GAAP net income	$4,650	$3,826	$12,839	$10,515
Less: net securities gains (losses), net of tax	134	(19)	205	(39)
Non-GAAP core earnings	$4,516	$3,845	$12,634	$10,554

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Return on average assets (ROA)	1.10%	0.96%	1.02%	0.91%
Less: net securities gains (losses), net of tax	0.03%	—%	0.01%	—%
Non-GAAP core ROA	1.07%	0.96%	1.01%	0.91%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Return on average equity (ROE)	12.18%	10.94%	11.69%	10.19%
Less: net securities gains (losses), net of tax	0.36%	(0.05)%	0.20%	(0.04)%
Non-GAAP core ROE	11.82%	10.99%	11.49%	10.23%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Basic earnings per share (EPS)	$0.66	$0.54	$1.82	$1.49
Less: net securities gains (losses), net of tax	0.02	—	0.02	(0.01)
Non-GAAP basic core EPS	$0.64	$0.54	$1.80	$1.50

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Diluted EPS	$0.66	$0.54	$1.82	$1.49
Less: net securities gains (losses), net of tax	0.02	—	0.02	(0.01)
Non-GAAP diluted core EPS	$0.64	$0.54	$1.80	$1.50